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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                           --------------------------

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         Date of Report: August 10, 2000



                           MTI TECHNOLOGY CORPORATION
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
                         -------------------------------
                         (State or Other Jurisdiction of
                         Incorporation or Organization)


       0-23418                                                    95-3601802
------------------------                                     -------------------
(Commission File Number)                                      (I.R.S. Employer
                                                             Identification No.)


                             4905 E. La Palma Avenue
                            Anaheim, California 92807
               ---------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (714) 970-0300
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


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ITEM 5.  OTHER EVENTS.

         The information set forth in the Registrant's news release dated August 10, 2000 is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits

             99.1  Text of Press Release dated August 10, 2000.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              MTI TECHNOLOGY CORPORATION


Date: August 9, 2000.                         /s/ Paul W. Emery, II
                                              ----------------------------------
                                                  Paul W. Emery, II
                                                  Chief Operating Officer and
                                                  Acting Chief Financial Officer



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                                INDEX TO EXHIBITS


      EXHIBIT                     DESCRIPTION
      -------                     -----------
       99.1           Text of Press Release dated August 10, 2000.